PROPERTY AND EQUIPMENT NET	6 Months Ended
Jun. 30, 2023
PROPERTY AND EQUIPMENT NET
PROPERTY AND EQUIPMENT, NET

NOTE 6 — PROPERTY AND EQUIPMENT, NET

Property and equipment, net, consist of the following:

	June 30,	December 31,
	2023	2022
	(unaudited)
Office equipment and furniture	$9,217,293	$9,625,248
Property	8,672,984	9,118,253
Transportation vehicles	240,584	252,936
Electronic equipment	71,508	91,288
Subtotal	18,202,369	19,087,725
Construction in progress	928,109	975,758
Less: accumulated depreciation	(10,368,406)	(9,868,553)
Property and equipment, net	$8,762,072	$10,194,930

Depreciation expense was $1,034,004 and $7,402 for the six months ended June 30, 2023 and 2022, respectively.

The construction in progress relates to 20 units of housing project which are expected to be delivered in 2023. The contract amount was $1.0 million which had been fully provided for, no further capital commitment for this housing project as of June 30, 2023.